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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) GOVERNMENT
                     SECURITIES FUND

                     SEMIANNUAL REPORT o AUGUST 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 28 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 21
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended August 31, 2002, Class A shares of the fund provided a total return of 5.00%, Class B shares 4.66%, Class C shares 4.64%, Class I shares 5.18%, 529A shares 4.88%, 529B shares 4.83%, and 529C shares 4.82%.
These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 5.38% return over the same period for the fund's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average general U.S. government fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 5.32%.

Q. WHAT FACTOR HAD THE GREATEST IMPACT ON FUND PERFORMANCE?

A. In a nutshell, economic uncertainty and a shift in investor sentiment greatly impacted the bond market. During the first quarter of 2002, interest rates rose as most market participants believed that the worst of the recession had occurred and that the economy would recover quickly. Many investors expected the Federal Reserve Board (the Fed) would raise rates to prevent inflationary pressures from building. However, those expectations were premature.

   While first-quarter growth in gross domestic product (GDP) came in initially at a strong annual rate of 6.5%, it was later revised downward to 5.0%. Furthermore, much of that growth was due to a restocking of inventories. Factors that normally accompany a recovery didn't materialize, namely

     o increased business investment,
     o job growth, and
     o renewed confidence in financial markets

   Second-quarter growth slowed to 1.1%. As a result, market sentiment shifted from anticipating Fed rate hikes to believing the Fed wouldn't change rates to anticipating further rate cuts.

Q. HOW DO YOU MANAGE THE FUND IN A SHIFTING ENVIRONMENT?

A. Rather than trying to predict the future direction of interest rates, we focused on sector allocation and issue selection to manage risk and bolster returns. To protect the fund from prepayment risk, we invested in mortgage-backed securities with 6% to 6.5% coupon rates, where homeowners were less inclined to refinance. We stayed away from higher-coupon mortgages that are vulnerable to prepayments. At the end of the period, our mortgage-backed position constituted more than 44% of the fund.

   Our government and agency positions in the two- to five-year maturity range also helped performance. This maturity range was the best performer as the yield curve steepened. At the end of the period, the fund's duration was 3.85 years.

Q. WHAT IS YOUR OUTLOOK FOR ECONOMIC GROWTH?

A. We see economic growth improving gradually in the latter half of 2002, along with stabilization in jobless claims and layoff announcements. We anticipate that the Fed will keep interest rates low and relatively stable. We believe low interest and mortgage rates amid almost no inflation pressure should help sustain economic growth. We do expect strong refinancing activity to continue as consumers take advantage of current rates.

   Many believe the Fed will lower rates to boost economic growth, especially if the economic recovery continues to be uneven. While a Fed rate cut could positively impact the economy, we believe that investor confidence in corporate America needs to be restored before true economic recovery takes hold.

/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager (on behalf of the Fixed-Income Strategy Group)

The MFS Fixed Income Strategy Group is responsible for the day-to-day management of the fund under the general supervision of Mr. Vaream.

Note to Shareholders: Effective March 18, 2002, Steven Nothern no longer manages MFS Government Securities Fund.

Also: Effective September 30, 2002, Stephen C. Bryant has retired from MFS Investment Management, and no longer is part of the Fixed Income Strategy Group. Matthew C. Ryan has replaced Mr. Bryant in the group.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
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PETER C. VAREAM IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND
MANAGES THE INVESTMENT-GRADE BOND, GOVERNMENT SECURITIES AND GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL ACCOUNTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP. PETER JOINED MFS IN 1992 AND BECAME A PORTFOLIO MANAGER IN 1993. PREVIOUSLY, HE WAS VICE PRESIDENT IN THE FIXED INCOME DEPARTMENT AT THE FIRST BOSTON CORP. FROM 1986 TO 1992. PRIOR TO THAT, HE SERVED AS A CORPORATE FINANCIAL ANALYST. PETER EARNED A BACHELOR'S DEGREE IN FINANCE FROM NEW YORK UNIVERSITY. HE IS A MEMBER OF THE LEHMAN BROTHERS INDEX ADVISORY COUNCIL.

JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP. JIM JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998. HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS. MICHAEL OVERSEES THE ANALYST TEAM THAT MANAGES THE RESEARCH BOND PORTFOLIOS OF OUR MUTUAL FUNDS. HE IS ALSO A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP. HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH IN 2000, AND DIRECTOR OF FIXED INCOME RESEARCH IN 2001. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC. MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

JAMES T. SWANSON, CFA, IS SENIOR VICE PRESIDENT AND FIXED INCOME STRATEGIST OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS ALSO PORTFOLIO MANAGER OF THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR VARIABLE ANNUITIES. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP. JAMES JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE WAS NAMED FIXED INCOME STRATEGIST IN 2001. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. JAMES HOLDS THE CHARTERED FINANCIAL ANALYST
(CFA) DESIGNATION.

MATTHEW W. RYAN, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE EMERGING MARKET DEBT PORTFOLIOS OF OUR OFFSHORE INVESTMENT PRODUCTS AND INSTITUTIONAL ACCOUNTS. BEFORE JOINING THE FIRM IN 1997, MATT WORKED FOR FOUR YEARS AS AN ECONOMIST AT THE INTERNATIONAL MONETARY FUND AND FOR FIVE YEARS AS AN INTERNATIONAL ECONOMIST WITH THE U.S. TREASURY DEPARTMENT. HE WAS NAMED A PORTFOLIO MANAGER OF MFS IN 1998 AND VICE PRESIDENT IN 1999. HE IS A GRADUATE OF WILLIAMS COLLEGE AND EARNED A MASTER'S DEGREE IN INTERNATIONAL ECONOMICS AND FOREIGN POLICY FROM JOHNS HOPKINS UNIVERSITY. MATT ALSO HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

OBJECTIVE:               SEEKS CURRENT INCOME AND PRESERVATION OF PRINCIPAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JULY 25, 1984

CLASS INCEPTION:         CLASS A      JULY 25, 1984
                         CLASS B      AUGUST 30, 1993
                         CLASS C      APRIL 1, 1996
                         CLASS I      JANUARY 2, 1997
                         CLASS 529A   JULY 31, 2002
                         CLASS 529B   JULY 31, 2002
                         CLASS 529C   JULY 31, 2002

SIZE:                    $1.3 BILLION NET ASSETS AS OF AUGUST 31, 2002

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002

CLASS A
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +5.00%       +8.04%      +28.72%      +41.57%       +91.64%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +8.04%      + 8.78%      + 7.20%       + 6.72%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +2.91%      + 7.03%      + 6.16%       + 6.20%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +4.66%       +7.47%      +26.30%      +37.10%       +80.42%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +7.47%      + 8.09%      + 6.51%       + 6.08%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +3.47%      + 7.23%      + 6.20%       + 6.08%
------------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +4.64%       +7.43%      +26.34%      +37.17%       +83.89%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +7.43%      + 8.11%      + 6.53%       + 6.28%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +6.43%      + 8.11%      + 6.53%       + 6.28%
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
CLASS I
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)              +5.18%       +8.42%      +30.05%      +44.07%       +95.51%
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Average Annual Total Return (No Sales Charge)            --         +8.42%      + 9.15%      + 7.58%       + 6.93%
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
CLASS 529A
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
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
Cumulative Total Return Excluding Sales Charge         +4.88%       +7.93%      +28.58%      +41.42%       +91.44%
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Average Annual Total Return Excluding Sales Charge       --         +7.93%      + 8.74%      + 7.18%       + 6.71%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +2.80%      + 6.99%      + 6.14%       + 6.19%
------------------------------------------------------------------------------------------------------------------

CLASS 529B
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +4.83%       +7.87%      +28.51%      +41.35%       +91.34%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +7.87%      + 8.72%      + 7.17%       + 6.70%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +3.87%      + 7.87%      + 6.86%       + 6.70%
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
CLASS 529C
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
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
Cumulative Total Return Excluding Sales Charge         +4.82%       +7.86%      +28.51%      +41.34%       +91.33%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +7.86%      + 8.72%      + 7.16%       + 6.70%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +6.86%      + 8.72%      + 7.16%       + 6.70%
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

NOTES TO PERFORMANCE SUMMARY

Class A and 529A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B and 529B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class 529A, 529B, and 529C shares are only offered in conjunction with qualified tuition programs.

For periods prior to their inception, Class B, C, I, 529A, 529B, and 529C share performance includes the performance of the fund's original share class (Class A). Class B, C, 529B and 529C performance has been adjusted to reflect the CDSC applicable to B, C, 529B and 529C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B, C, 529A, 529B and 529C than those of A, performance shown is higher for B, C, 529A, 529B and 529C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

PORTFOLIO STRUCTURE

              Morgage Backed                     44.6%
              U.S. Treasuries                    35.5%
              Government Agency                  16.6%
              Cash                                3.3%

Portfolio structure percentages have been adjusted to more accurately reflect exposure to the stated asset classes.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS

Bonds - 95.4%
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                                                           PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)                   VALUE
----------------------------------------------------------------------------------------------------
U.S. Bonds - 95.4%
  U.S. Government Agencies - 60.4%
    Federal Home Loan Mortgage Corp., 3.875s, 2005                  $ 27,618          $   27,928,592
    Federal Home Loan Mortgage Corp., 4.25s, 2005                     10,136              10,541,785
    Federal Home Loan Mortgage Corp., 6.5s, 2016 - 2029               37,793              39,286,239
    Federal Home Loan Mortgage Corp., 7s, 2030                         2,559               2,666,239
    Federal Home Loan Mortgage Corp., 7.5s, 2025 - 2028                2,336               2,456,463
    Federal National Mortgage Assn., 5.5s, 2006                       14,500              15,699,005
    Federal National Mortgage Assn., 6s, 2008 - 2099                 119,320             123,525,502
    Federal National Mortgage Assn., 6.5s, 2005 - 2032               193,570             200,122,832
    Federal National Mortgage Assn., 6.956s, 2007                      9,319              10,432,185
    Federal National Mortgage Assn., 7s, 2029 - 2031                  41,854              43,610,683
    Federal National Mortgage Assn., 7.125s, 2005                         24                  26,612
    Federal National Mortgage Assn., 7.5s, 2013 - 2031                29,214              30,827,116
    Financing Corp., 9.8s, 2018                                       16,500              24,228,765
    Financing Corp., 10.35s, 2018                                     10,700              16,405,347
    Financing Corp., 10.7s, 2017                                      20,955              32,678,065
    Government National Mortgage Assn., 6.5s, 2028                    23,419              24,322,162
    Government National Mortgage Assn., 7s, 2022 - 2032               80,991              84,844,409
    Government National Mortgage Assn., 7.5s, 2022 - 2029              8,163               8,639,380
    Government National Mortgage Assn., 8.5s, 2003 - 2022              4,216               4,502,954
    Government National Mortgage Assn., 10.75s, 2016                      36                  41,093
    Government National Mortgage Assn., 11.5s, 2010 - 2019               184                 215,107
    Government National Mortgage Assn., 12s, 2013 - 2015                  90                 106,024
    Government National Mortgage Assn., 12.5s, 2011                      310                 367,818
    Small Business Administration, 6.07s, 2022                         5,080               5,406,294
    Small Business Administration, 6.34s, 2021                         6,218               6,733,882
    Small Business Administration, 6.35s, 2021                         6,216               6,736,639
    Small Business Administration, 6.44s, 2021                         5,657               6,153,607
    Small Business Administration, 6.625s, 2021                        5,277               5,788,965
    Small Business Administration, 8.625s, 2011                        1,222               1,325,375
    Small Business Administration, 8.8s, 2011                            525                 568,899
    Small Business Administration, 9.05s, 2009                           369                 396,867
    Small Business Administration, 9.1s, 2009                            680                 724,627
    Small Business Administration, 9.25s, 2010                           578                 627,954
    Small Business Administration, 9.3s, 2010                            781                 849,361
    Small Business Administration, 9.5s, 2010                            612                 664,080
    Small Business Administration, 9.65s, 2010                           705                 767,615
    Small Business Administration, 9.7s, 2010                            352                 383,477
    Small Business Administration, 9.9s, 2008                            184                 198,182
    Small Business Administration, 10.05s, 2008 - 2009                   145                 156,670
    Title XI, 6.07s, 2010                                             11,161              11,935,127
    U.S. Department of Housing & Urban Development, 6.36s, 2016        7,000               7,608,125
    U.S. Department of Housing & Urban Development, 6.59s, 2016        6,599               7,148,367
----------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                        $  767,648,490
----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 35.0%
    U.S. Treasury Bonds, 6.25s, 2030                                $ 25,886          $   30,317,942
    U.S. Treasury Bonds, 6.875s, 2025                                 43,500              53,749,470
    U.S. Treasury Bonds, 9.25s, 2016                                  10,499              15,244,863
    U.S. Treasury Bonds, 12s, 2013                                    34,000              49,015,760
    U.S. Treasury Bonds, 12.375s, 2004                                46,354              54,357,018
    U.S. Treasury Notes, 3.25s, 2004                                  31,822              32,485,489
    U.S. Treasury Notes, 4.625s, 2006                                153,483             163,272,146
    U.S. Treasury Notes, 5s, 2011                                     30,725              32,914,156
    U.S. Treasury Stripped Interest, 0s, 2012                         21,000              13,725,180
----------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                       $  445,082,024
----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,183,326,834)                                         $1,212,730,514
----------------------------------------------------------------------------------------------------
Repurchase Agreement - 8.5%
----------------------------------------------------------------------------------------------------
    Merrill Lynch dated 8/30/02, due 9/03/02, total to be
      received $108,238,823 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                       $108,228          $  108,228,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,291,554,834)                                   $1,320,958,514
Other Assets, Less Liabilities - (3.9)%                                                  (49,562,303)
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $1,271,396,211
----------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
AUGUST 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,291,554,834)        $1,320,958,514
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    286,605,161
  Cash                                                                        3
  Receivable for fund shares sold                                    11,085,391
  Interest receivable                                                11,011,301
  Other assets                                                            2,766
                                                                 --------------
      Total assets                                               $1,629,663,136
                                                                 --------------
Liabilities:
  Distributions payable                                              $5,063,237
  Payable for TBA purchase commitments                               63,281,250
  Payable for fund shares reacquired                                  2,988,246
  Collateral for securities loaned, at value                        286,605,161
  Payable to affiliates -
    Management fee                                                       24,312
    Shareholder servicing agent fee                                       6,946
    Distribution and service fee                                         41,236
  Accrued expenses and other liabilities                                256,537
                                                                 --------------
      Total liabilities                                          $  358,266,925
                                                                 --------------
Net assets                                                       $1,271,396,211
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,274,278,425
  Unrealized appreciation on investments                             39,626,917
  Accumulated net realized loss on investments                      (36,397,832)
  Accumulated distributions in excess of net investment income       (6,111,299)
                                                                 --------------
      Total                                                      $1,271,396,211
                                                                 ==============
Shares of beneficial interest outstanding                          127,935,527
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $786,977,507 / 79,179,119 shares
    of beneficial interest outstanding)                            $ 9.94
                                                                   ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                               $10.44
                                                                   ======
Class 529A shares:
  Net asset value per share
    (net assets of $17,093/1,721 shares of beneficial
    interest outstanding)                                          $ 9.93
                                                                   ======
Class B shares:
  Net asset value per share
    (net assets of $368,390,673/37,112,449 shares of
    beneficial interest outstanding)                               $ 9.93
                                                                   ======
Class 529B shares:
  Net asset value per share
    (net assets of $16,623/1,676 shares of beneficial
    interest outstanding)                                          $ 9.92
                                                                   ======
Class C shares:
  Net asset value per share
    (net assets of $110,922,668/11,130,261 shares of
    beneficial interest outstanding)                               $ 9.97
                                                                   ======
Class 529C shares:
  Net asset value per share
    (net assets of $5,266 / 528.455 shares of beneficial
    interest outstanding)                                          $ 9.96
                                                                   ======
Class I shares:
  Net asset value per share
    (net assets of $5,066,381 / 509,773 shares of
    beneficial interest outstanding)                               $ 9.94
                                                                   ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------
SIX MONTHS ENDED AUGUST 31, 2002
-----------------------------------------------------------------------
Net investment income:
  Interest income                                           $28,587,698
                                                            -----------
  Expenses -
    Management fee                                          $ 2,110,648
    Trustees' compensation                                       15,729
    Shareholder servicing agent fee                             528,201
    Distribution and service fee (Class A)                    1,193,585
    Distribution and service fee (Class 529A)                         3
    Distribution and service fee (Class B)                    1,442,410
    Distribution and service fee (Class 529B)                         7
    Distribution and service fee (Class C)                      418,339
    Distribution and service fee (Class 529C)                         4
    Program manager expense (Class 529A)                              2
    Program manager expense (Class 529B)                              2
    Program manager expense (Class 529C)                              1
    Administrative fee                                           64,763
    Custodian fee                                               199,001
    Printing                                                     26,831
    Postage                                                      45,094
    Auditing fees                                                17,000
    Legal fees                                                   19,960
    Miscellaneous                                               411,890
                                                            -----------
      Total expenses                                        $ 6,493,470
    Fees paid indirectly                                        (23,033)
    Reduction of expenses by investment adviser                (261,944)
                                                            -----------
      Net expenses                                          $ 6,208,493
                                                            -----------
        Net investment income                               $22,379,205
                                                            -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on
    investment transactions                                 $ 6,310,866
  Change in unrealized appreciation on investments           23,651,431
                                                            -----------
        Net realized and unrealized gain on investments     $29,962,297
                                                            -----------
          Increase in net assets from operations            $52,341,502
                                                            ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                          AUGUST 31, 2002              FEBRUARY 28, 2002
                                                              (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                   $    22,379,205                $    38,693,430
  Net realized gain on investments                              6,310,866                      6,906,334
  Net unrealized gain on investments                           23,651,431                      2,287,256
                                                          ---------------                ---------------
      Increase in net assets from operations              $    52,341,502                $    47,887,020
                                                          ---------------                ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $   (18,565,155)               $   (26,412,835)
  From net investment income (Class 529A)                             (52)                          --
  From net investment income (Class B)                         (6,920,421)                   (10,352,836)
  From net investment income (Class 529B)                             (33)                          --
  From net investment income (Class C)                         (1,992,531)                    (2,982,962)
  From net investment income (Class 529C)                             (20)                          --
  From net investment income (Class I)                            (63,707)                      (218,078)
  In excess of net investment income (Class A)                       --                       (4,048,704)
  In excess of net investment income (Class B)                       --                       (1,586,939)
  In excess of net investment income (Class C)                       --                         (457,245)
  In excess of net investment income (Class I)                       --                          (33,428)
                                                          ---------------                ---------------
      Total distributions declared to shareholders        $   (27,541,919)               $   (46,093,027)
                                                          ---------------                ---------------
Net increase in net assets from fund share transactions   $   276,833,279                $   370,332,189
                                                          ---------------                ---------------
      Total increase in net assets                        $   301,632,862                $   372,126,182
Net assets:
  At beginning of period                                      969,763,349                    597,637,167
                                                          ---------------                ---------------
  At end of period (including accumulated distributions
    in excess of net investment income  of $6,111,299
    and $948,585, respectively)                           $ 1,271,396,211                $   969,763,349
                                                          ===============                ===============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29
                                    SIX MONTHS ENDED         ------------------------------------------------------------------
                                     AUGUST 31, 2002             2002           2001           2000           1999         1998
                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $ 9.73           $ 9.71         $ 9.15         $ 9.69         $ 9.69       $ 9.40
                                              ------           ------         ------         ------         ------       ------
Income from investment operations#(S)(S)  -
  Net investment income(S)                    $ 0.22           $ 0.50         $ 0.58         $ 0.57         $ 0.56       $ 0.62
  Net realized and unrealized gain
    (loss) on investments                       0.21             0.12           0.56          (0.56)          0.01         0.28
                                              ------           ------         ------         ------         ------       ------
      Total from investment operations        $ 0.43           $ 0.62         $ 1.14         $ 0.01         $ 0.57       $ 0.90
                                              ------           ------         ------         ------         ------       ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.22)          $(0.52)        $(0.58)        $(0.55)        $(0.57)      $(0.61)
  In excess of net investment income            --              (0.08)          --             --             --           --
                                              ------           ------         ------         ------         ------       ------
      Total distributions declared to
        shareholders                          $(0.22)          $(0.60)        $(0.58)        $(0.55)        $(0.57)      $(0.61)
                                              ------           ------         ------         ------         ------       ------
Net asset value - end of period               $ 9.94           $ 9.73         $ 9.71         $ 9.15         $ 9.69       $ 9.69
                                              ======           ======         ======         ======         ======       ======
Total return(+)                                 5.00%++          6.59%         12.98%          0.10%          6.00%        9.91%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    0.95%+           0.96%          0.93%          0.90%          0.92%        0.94%
  Net investment income(S)(S)                   4.48%+           5.16%          6.25%          6.06%          5.76%        6.50%
Portfolio turnover                                60%             116%            77%           124%           176%         212%
Net assets at end of period (000 Omitted)   $786,978         $622,606       $392,457       $328,338       $335,993     $282,809

   (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)          $ 0.22           $ 0.49         $ 0.57         $ 0.56         $ 0.55       $ 0.61
         Ratios (to average net assets):
           Expenses##                           1.00%+           1.01%          1.00%          1.00%          1.02%        1.04%
           Net investment income(S)(S)          4.43%+           5.11%          6.18%          5.96%          5.66%        6.40%

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended February
       28, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to March 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29
                                    SIX MONTHS ENDED         ------------------------------------------------------------------
                                     AUGUST 31, 2002             2002           2001           2000           1999         1998
                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $ 9.72           $ 9.69         $ 9.14         $ 9.68         $ 9.68       $ 9.39
                                              ------           ------         ------         ------         ------       ------
Income from investment operations#(S)(S) -
  Net investment income(S)                    $ 0.18           $ 0.44         $ 0.52         $ 0.51         $ 0.50       $ 0.55
  Net realized and unrealized gain
    (loss) on investments                       0.27             0.12           0.56          (0.56)          0.01         0.28
                                              ------           ------         ------         ------         ------       ------
      Total from investment operations        $ 0.45           $ 0.56         $ 1.08         $(0.05)        $ 0.51       $ 0.83
                                              ------           ------         ------         ------         ------       ------
Less distributions declared to shareholders -
  From net investment income                  $(0.24)          $(0.46)        $(0.53)        $(0.49)        $(0.51)      $(0.54)
  In excess of net investment income            --              (0.07)          --             --             --           --
                                              ------           ------         ------         ------         ------       ------
      Total distributions declared to
        shareholders                          $(0.24)          $(0.53)        $(0.53)        $(0.49)        $(0.51)      $(0.54)
                                              ------           ------         ------         ------         ------       ------
Net asset value - end of period               $ 9.93           $ 9.72         $ 9.69         $ 9.14         $ 9.68       $ 9.68
                                              ======           ======         ======         ======         ======       ======
Total return                                    4.66%++          5.98%         12.20%         (0.52)%         5.32%        9.17%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    1.60%+           1.61%          1.58%          1.55%          1.57%        1.59%
  Net investment income(S)(S)                   3.83%+           4.52%          5.60%          5.41%          5.08%        5.84%
Portfolio turnover                                60%             116%            77%           124%           176%         212%
Net assets at end of period (000 Omitted)   $368,391         $263,964       $163,756       $156,479       $173,569     $117,077

   (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)          $ 0.18           $ 0.43         $ 0.51         $ 0.50         $ 0.48       $ 0.54
         Ratios (to average net assets):
           Expenses##                           1.65%+           1.66%          1.65%          1.65%          1.67%        1.69%
           Net investment income(S)(S)          3.78%+           4.47%          5.53%          5.31%          4.98%        5.74%

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended February
       28, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to March 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29
                                    SIX MONTHS ENDED         ------------------------------------------------------------------
                                     AUGUST 31, 2002             2002           2001           2000           1999         1998
                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $ 9.76           $ 9.73         $ 9.18         $ 9.71         $ 9.72       $ 9.43
                                              ------           ------         ------         ------         ------       ------
Income from investment operations#(S)(S) -
  Net investment income(S)                    $ 0.18           $ 0.44         $ 0.52         $ 0.52         $ 0.49       $ 0.55
  Net realized and unrealized gain
    (loss) on investments                       0.27             0.12           0.56          (0.56)          0.01         0.29
                                              ------           ------         ------         ------         ------       ------
      Total from investment operations        $ 0.45           $ 0.56         $ 1.08         $(0.04)        $ 0.50       $ 0.84
                                              ------           ------         ------         ------         ------       ------
Less distributions declared to shareholders -
  From net investment income                  $(0.24)          $(0.46)        $(0.53)        $(0.49)        $(0.51)      $(0.55)
  In excess of net investment income            --              (0.07)          --             --             --           --
                                              ------           ------         ------         ------         ------       ------
      Total distributions declared to
        shareholders                          $(0.24)          $(0.53)        $(0.53)        $(0.49)        $(0.51)      $(0.55)
                                              ------           ------         ------         ------         ------       ------
Net asset value - end of period               $ 9.97           $ 9.76         $ 9.73         $ 9.18         $ 9.71       $ 9.72
                                              ======           ======         ======         ======         ======       ======
Total return                                    4.64%++          5.97%         12.17%         (0.42)%         5.23%        9.15%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    1.60%+           1.61%          1.58%          1.55%          1.57%        1.59%
  Net investment income(S)(S)                   3.79%+           4.51%          5.60%          5.40%          5.03%        5.85%
Portfolio turnover                                60%             116%            77%           124%           176%         212%
Net assets at end of period (000 Omitted)   $110,923          $81,397        $36,603        $32,708        $36,340      $11,354

   (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)          $ 0.18           $ 0.43         $ 0.51         $ 0.49         $ 0.48       $ 0.54
         Ratios (to average net assets):
           Expenses##                           1.65%+           1.66%          1.65%          1.65%          1.67%        1.69%
           Net investment income(S)(S)          3.74%+           4.46%          5.53%          5.30%          4.93%        5.75%

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended February
       28, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to March 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29
                                    SIX MONTHS ENDED         ------------------------------------------------------------------
                                     AUGUST 31, 2002             2002           2001           2000           1999         1998
                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $ 9.73           $ 9.71         $ 9.15         $ 9.69         $ 9.69       $ 9.40
                                              ------           ------         ------         ------         ------       ------
Income from investment operations#(S)(S) -
  Net investment income(S)                    $ 0.20           $ 0.53         $ 0.61         $ 0.60         $ 0.59       $ 0.62
  Net realized and unrealized gain
    (loss) on investments                       0.29             0.13           0.56          (0.56)          0.01         0.31
                                              ------           ------         ------         ------         ------       ------
      Total from investment operations        $ 0.49           $ 0.66         $ 1.17         $ 0.04         $ 0.60       $ 0.93
                                              ------           ------         ------         ------         ------       ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.28)          $(0.55)        $(0.61)        $(0.58)        $(0.60)      $(0.64)
  In excess of net investment income            --              (0.09)          --             --             --           --
                                              ------           ------         ------         ------         ------       ------
      Total distributions declared to
        shareholders                          $(0.28)          $(0.64)        $(0.61)        $(0.58)        $(0.60)      $(0.64)
                                              ------           ------         ------         ------         ------       ------
Net asset value - end of period               $ 9.94           $ 9.73         $ 9.71         $ 9.15         $ 9.69       $ 9.69
                                              ======           ======         ======         ======         ======       ======
Total return                                    5.18%++          6.99%         13.34%          0.43%          6.37%       10.31%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    0.60%+           0.61%          0.58%          0.55%          0.57%        0.53%
  Net investment income(S)(S)                   4.65%+           5.49%          6.60%          6.40%          6.13%        6.85%
Portfolio turnover                                60%             116%            77%           124%           176%         212%
Net assets at end of period
  (000 Omitted)                               $5,066           $1,797         $4,821         $5,579         $6,634       $7,560

   (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)          $ 0.20           $ 0.52         $ 0.61         $ 0.59         $ 0.58       $ 0.58
         Ratios (to average net assets):
           Expenses##                           0.65%+           0.66%          0.65%          0.65%          0.67%        0.67%
           Net investment income(S)(S)          4.60%+           5.44%          6.53%          6.30%          6.03%        6.03%

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended February
       28, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to March 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2002* (UNAUDITED)               CLASS 529A                CLASS 529B              CLASS 529C
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                        $ 9.81                  $ 9.80                  $ 9.84
                                                             ------                  ------                  ------
Income from investment operations# -
  Net investment income(S)                                   $ 0.02                  $ 0.01                  $ 0.02
  Net realized and unrealized gain on investments and
    foreign currency                                           0.14                    0.15                    0.14
                                                             ------                  ------                  ------
      Total from investment operations                       $ 0.16                  $ 0.16                  $ 0.16
                                                             ------                  ------                  ------
Less distributions declared to shareholders from net
  investment income                                          $(0.04)                 $(0.04)                 $(0.04)
                                                             ------                  ------                  ------
Net asset value - end of period                              $ 9.93                  $ 9.92                  $ 9.96
                                                             ======                  ======                  ======
Total return                                                   4.88%++                 4.83%++                 4.82%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                   1.20%+                  1.85%+                  1.85%+
  Net investment income                                        2.71%+                  1.40%+                  2.24%+
Portfolio turnover                                               60%                     60%                     60%
Net assets at end of period (000 Omitted)                       $17                     $17                      $5

   (S) The investment adviser voluntarily waived a portion of its fee, for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income                            $ 0.02                 $ 0.01                 $ 0.02
         Ratios (to average net assets):
           Expenses##                                       1.25%+                 1.90%+                 1.90%+
           Net investment income                            2.66%+                 1.35%+                 2.19%+

    * For the period from the commencement of the class's investment operations July 31, 2002, through August 31, 2002.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Securities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At August 31, 2002, the value of securities loaned was $280,869,398. These loans were collateralized by cash of $286,605,161 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
ISSUER                                             SHARES           AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  286,605,161        $286,605,161

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended February 28, 2002, and February 28, 2001, was as follows:


                                          FEBRUARY 28, 2002   FEBRUARY 28, 2001
------------------------------------------------------------------------------
Distributions paid from ordinary income         $41,874,475        $32,455,025

As of February 28, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income      $  3,387,490
          Capital loss carryforward           (32,968,746)
          Unrealized gain                       6,118,011

At February 28, 2002, the fund, for federal income tax purposes, had a capital loss carryfoward of $(32,968,746) which may be applied against any net taxable realized gains of each succeeding year unitl the earlier of its utilization or expiration.

     EXPIRATION DATE                               AMOUNT
     ----------------------------------------------------
     February 28, 2003                      $ (5,122,462)
     February 28, 2005                       (16,126,761)
     February 28, 2008                        (8,242,293)
     February 28, 2009                        (3,477,230)
                                            -------------
       Total                                $(32,968,746)
                                            ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended August 31, 2002, were 0.35% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net increase of $998 as a result of the change in the fund's pension liability under this plan and a pension expense of $2,643 for inactive trustees for the six months ended August 31, 2002. Also included in Trustees' compensation is a one-time settlement expense of $3,717 and a one-time transition expense of $4,196.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                 0.0175%
            Next $2.5 billion                0.0130%
            Next $2.5 billion                0.0005%
            In excess of $7 billion          0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $118,811 and $98 for the six months ended August 31, 2002, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                         CLASS A   CLASS 529A     CLASS B   CLASS 529B     CLASS C        CLASS 529C
----------------------------------------------------------------------------------------------------
Distribution Fee           0.10%      0.10%        0.75%      0.75%         0.75%           0.75%
Service Fee                0.25%      0.25%        0.25%      0.25%         0.25%           0.25%
                           -----      -----        -----      -----         -----           -----
Total Distribution Plan    0.35%      0.35%        1.00%      1.00%         1.00%           1.00%
                           =====      =====        =====      =====         =====           =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended August 31, 2002, amounted to:

                         CLASS A   CLASS 529A     CLASS B   CLASS 529B     CLASS C        CLASS 529C
----------------------------------------------------------------------------------------------------
Service Fee Retained
  by MFD                 $16,593      --           $473         --          $636             --

Fees  incurred under the  distribution plan during the six months ended August 31, 2002, were as follows:

                         CLASS A   CLASS 529A     CLASS B   CLASS 529B     CLASS C        CLASS 529C
----------------------------------------------------------------------------------------------------
Total Distribution Plan    0.35%      0.35%        1.00%      1.00%         1.00%           1.00%

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended August 31, 2002, were as follows:

                               CLASS A  CLASS B  CLASS 529B  CLASS C  CLASS 529C
--------------------------------------------------------------------------------
Contingent Deferred Sales
  Charges Imposed              $14,969  $428,262    --       $11,939     --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to a tuition program to which MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $842,657,117 and $594,237,650 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,300,111,914
                                                                 --------------
Gross unrealized appreciation                                    $   23,705,083
Gross unrealized depreciation                                        (2,858,483)
                                                                 --------------
    Net unrealized appreciation                                  $   20,846,600
                                                                 ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      SIX MONTHS ENDED AUGUST 31, 2002        YEAR ENDED FEBRUARY 28, 2002
                                      --------------------------------    --------------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              58,150,250      $ 567,317,926       67,180,348      $ 651,943,674
Shares issued to shareholders in
  reinvestment of distributions           1,273,957         12,341,467        2,393,551         23,212,060
Shares reacquired                       (44,227,649)      (431,232,544)     (46,027,631)      (446,374,918)
                                      -------------      -------------    -------------      -------------
    Net increase                         15,196,558      $ 148,426,849       23,546,268      $ 228,780,816
                                      =============      =============    =============       ============

Class 529A shares
                                         PERIOD ENDED AUGUST 31, 2002*
                                      --------------------------------
Shares sold                                   1,726            $17,102
Shares reacquired                                (5)               (50)
                                      -------------      -------------
    Net increase                              1,721            $17,052
                                      =============      =============

Class B shares
                                      SIX MONTHS ENDED AUGUST 31, 2002        YEAR ENDED FEBRUARY 28, 2002
                                      --------------------------------    --------------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              15,640,048       $152,812,363       18,314,903       $177,924,326
Shares issued to shareholders in
  reinvestment of distributions             442,293          4,278,459          920,263          8,914,384
Shares reacquired                        (6,134,616)       (59,518,676)      (8,971,832)       (86,886,215)
                                      -------------      -------------    -------------      -------------
    Net increase                          9,947,725        $97,572,146       10,263,334        $99,952,495
                                      =============      =============    =============       ============

Class 529B shares
                                         PERIOD ENDED AUGUST 31, 2002*
                                      --------------------------------
Shares sold                                   1,681            $16,542
Shares reacquired                                (5)               (52)
                                      -------------      -------------
    Net increase                              1,676            $16,490
                                      =============      =============

*Commencement of investment operations for Class 529 shares was July 31, 2002.

Class C shares

                                      SIX MONTHS ENDED AUGUST 31, 2002        YEAR ENDED FEBRUARY 28, 2002
                                      --------------------------------    --------------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               5,914,517        $57,790,032        9,257,216        $90,175,603
Shares issued to shareholders in
  reinvestment of distributions             120,292          1,169,095          262,657          2,554,003
Shares reacquired                        (3,248,074)       (31,371,509)      (4,939,109)       (48,098,357)
                                      -------------      -------------    -------------      -------------
    Net increase                          2,786,735        $27,587,618        4,580,764        $44,631,249
                                      =============      =============    =============       ============

Class 529C shares
                                         PERIOD ENDED AUGUST 31, 2002*
                                      --------------------------------
Shares sold                                 528.455             $5,200
                                      -------------      -------------
    Net increase                            528.455             $5,200
                                      =============      =============

Class I shares

                                      SIX MONTHS ENDED AUGUST 31, 2002        YEAR ENDED FEBRUARY 28, 2002
                                      --------------------------------    --------------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 364,626         $3,596,208           79,146           $773,276
Shares issued to shareholders in
  reinvestment of distributions               4,839             46,891           25,916            250,958
Shares reacquired                           (44,363)          (435,175)        (416,829)        (4,056,605)
                                      -------------      -------------    -------------      -------------
    Net increase (decrease)                 325,102         $3,207,924         (311,767)       $(3,032,371)
                                      =============      =============    =============       ============

*Commencement of investment operations for Class 529 shares was July 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended August 31, 2002, was $6,221. The fund had no borrowings during the year.

(7) Change in Accounting Principle
As required, effective March 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to March 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $5,744,551 reduction in cost of securities and a corresponding $5,744,551 increase in net unrealized appreciation, based on securities held by the fund on March 1, 2001.

The effect of this change for the six months ended August 31, 2002 was to decrease net investment income by $3,008,152, increase net unrealized appreciation by $1,940,557 and increase net realized losses by $1,067,595. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) GOVERNMENT SECURITIES FUND

The following tables present certain information regarding the Trustees and officers of the Trust including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial           Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive           Inc. (investment advisers), Chairman and Chief
Officer                                                  Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57)
                                                         Assistant Treasurer Massachusetts Financial
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Services Company, Vice President
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60)
Vice President, General Counsel and Secretary            Assistant Treasurer Massachusetts Financial
                                                         Services Company, Senior Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGEMENT                                     individuals, call toll free: 1-800-637-6576 any
MFS Fixed Income Strategy Group+                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+ MFS Investment Management

MFS(R) GOVERNMENT                                            -------------
SECURITIES FUND                                                PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                             MGS-3  10/02   74M  26/226/326/826